UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2004

COMMUNITY FIRST, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49966	04-3687717
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

501 South James M. Campbell Blvd.
Columbia, Tennessee		38401
(Address of Principal Executive Offices)		(Zip Code)

(931) 380-2265
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On September 21, 2004, Community First, Inc. and its wholly-owned bank subsidiary Community First Bank & Trust, entered into the Employment Agreement attached hereto as Exhibit 10.1 with its President and Chief Executive Officer Marc Lively.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	Employment Agreement dated as of September 21, 2004, by and between Community First, Inc., Community First Bank & Trust and Marc R. Lively.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Marc R. Lively
Marc R. Lively

Chief Executive Officer/President

Date: September 23, 2004

EXHIBIT INDEX

10.1	Employment Agreement dated as of September 21, 2004, by and between Community First, Inc., Community First Bank & Trust and Marc R Lively.

4